
Exhibit 99
                                                Exelon Corporation (Holding Company)
                                                Long-Term Debt Outstanding By Issue
                                                         As of June 30, 2003
                                                             (in millions)


                                       Interest        Date        Maturity                  Debt          Current         Long-Term
              Series                     Rate         Issued         Date                 Outstanding      Portion           Debt
------------------------------------------------------------------------------------------------------------------------------------


Senior Notes - Exelon Corporation
----------------------------------

2001 Senior Notes                             6.75%       05/03/01      05/01/11        $      500        $       0       $     500
                                                                                          ---------        ----------        -------

   Total Senior Notes - Exelon Corporation                                              $      500        $       0       $     500
                                                                                          ---------        ----------        -------

Notes - Exelon Corporation
----------------------------------

NDH Capital Corporation                      8.300%       08/02/99      01/15/09        $        3        $       1       $      2
NDH Capital Corporation                      8.440%       10/16/95      01/01/04                 1                1              0
NDH Capital Corporation                      8.550%       11/12/99      01/15/09                 4                1              3
NDH Capital Corporation                      8.650%       01/03/00      01/15/10                 3                0              3
Corporate Credit Inc.                        8.875%       12/13/99      01/15/10                 4                1              3
Corporate Credit Inc.                        7.980%       10/01/99      07/15/10                 6                1              5
                                                                                          ---------         ---------        -------

   Total Notes - Exelon Corporation                                                     $       21        $       5       $     16
                                                                                          ---------         ---------        -------

Other                                        Various                                    $        2        $       0       $      2
                                                                                          ---------         ---------        -------

Total Exelon Corporation Long-term Debt                                                 $      523        $       5       $    518
                                                                                          =========         =========        =======

Unamortized Debt Discount and Premium                                                                                           (2)
                                                                                                                            -------

Exelon Corporation Long-term Debt                                                                                         $    516
                                                                                                                            =======

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

                                                        Commonwealth Edison Company and Subsidiary Companies
                                                               Long-Term Debt Outstanding By Issue
                                                                       As of June 30, 2003
                                                                          (in millions)

                                                        Interest        Date        Maturity        Debt        Current    Long-Term
                                                          Rate         Issued         Date       Outstanding    Portion      Debt
------------------------------------------------------------------------------------------------------------------------------------


First Mortgage Bonds
-----------------------------------------

Series 96                                                   6.625%        07/15/93     07/15/03  $      100  $      100   $       0
Pollution Control-1994A                                     5.300%        01/15/94     01/15/04          26          26           0
Series 93                                                   7.000%        07/01/93     07/01/05         225                     225
Series 76                                                   8.250%        10/01/91     10/01/06         100                     100
Series 78                                                   8.375%        10/15/91     10/15/06         125                     125
Pollution Control-1996A                                     4.400%        06/27/96     12/01/06         110                     110
Pollution Control-1996B                                     4.400%        06/27/96     12/01/06          89                      89
Series 99                                                   3.700%        01/22/03     02/01/08         350                     350
Series 83                                                   8.000%        05/15/92     05/15/08         140                     140
Pollution Control-1994B                                     5.700%        01/15/94     01/15/09          20                      20
Series 98                                                   6.150%        03/13/02     03/15/12         400                     400
Series 98                                                   6.150%        06/13/02     03/15/12         200                     200
Series 92                                                   7.625%        04/15/93     04/15/13         219                     219
Pollution Control-2002                                    Variable        06/04/02     04/15/13         100                     100
Series 94                                                   7.500%        07/01/93     07/01/13         147                     147
Pollution Control-1994C                                     5.850%        01/15/94     01/15/14          20                      20
Pollution Control-1994D                                     6.750%        12/01/94     03/01/15          91                      91
Series 101                                                  4.700%        04/07/03     04/15/15         395                     395
Series 75                                                   9.875%        06/15/90     06/15/20          54                      54
Series 97                                                   7.750%        07/15/93     07/15/23         150                     150
Series 100                                                  5.875%        01/22/03     02/01/33         350                     350
IL Ind. Pol. Ctrl. Fin. Authority                         Variable        05/08/03     05/15/17          40                      40
                                                                                                   ---------   ---------    --------

          Total First Mortgage Bonds - ComEd                                                     $    3,451  $      126   $   3,325
                                                                                                   ---------   ---------    --------


Sinking Fund Debentures
-----------------------------------------

Sinking Fund Debenture                                      3.125%        10/01/54     10/01/04  $        2  $        1   $       1
Sinking Fund Debenture                                      3.875%        01/01/58     01/01/08           6           1           5
Sinking Fund Debenture                                      4.625%        01/01/59     01/01/09           3           0           3
Sinking Fund Debenture                                      4.750%        12/01/61     12/01/11           7           1           6
                                                                                                   ---------   ---------    --------

          Total Sinking Fund Debentures - ComEd                                                  $       18  $        3   $      15
                                                                                                   ---------   ---------    --------

Transitional Funding Trust Notes
-----------------------------------------

Class A-5 Transitional Funding Trust Notes, Series 1998     5.440%        12/16/98     03/25/05  $      599  $      340   $     259
Class A-6 Transitional Funding Trust Notes, Series 1998     5.630%        12/16/98     06/25/07         761                     761
Class A-7 Transitional Funding Trust Notes, Series 1998     5.740%        12/16/98     12/25/08         510                     510
                                                                                                   ---------   ---------    --------

          Total Transitional Funding Trust Notes - ComE                                          $    1,870  $      340   $   1,530
                                                                                                   ---------   ---------    --------

Pollution Control Obligations
-----------------------------------------

IL Dev. Fin. Auth. -  Series 1994C                        Variable        12/14/94     03/01/09  $       50  $            $      50
IL Dev. Fin. Auth. -  Series 1994B                        Variable        10/05/94     10/15/14          42                      42
                                                                                                   ---------   ---------    --------

          Total Pollution Control Obligations - ComEd                                            $       92  $        0   $      92
                                                                                                   ---------   ---------    --------

Medium Term Notes
-----------------------------------------

3N- 3032                                                    9.200%        10/18/89     10/15/04  $       14  $            $      14
3N- 3033                                                    9.200%        10/18/89     10/15/04          14                      14
3N- 3034                                                    9.200%        10/18/89     10/15/04          10                      10
3N- 3035                                                    9.200%        10/18/89     10/15/04          14                      14
3N- 3036                                                    9.200%        10/18/89     10/15/04           4                       4
Senior Note                                               Variable        09/14/00     09/30/03         250         250           0
                                                                                                   ---------   ---------    --------

          Total Medium Term Notes - ComEd                                                        $      306  $      250   $      56
                                                                                                   ---------   ---------    --------

Notes
-----------------------------------------

Notes                                                       6.400%        10/15/93     10/15/05  $      235  $            $     235
Notes                                                       7.375%        01/09/97     01/15/04         150         150           0
Notes                                                       7.625%        01/09/97     01/15/07         150                     150
Notes                                                       6.950%        07/16/98     07/15/18         225                     225
                                                                                                   ---------   ---------    --------

          Total Notes - ComEd                                                                    $      760  $      150   $     610
                                                                                                   ---------   ---------    --------


          Total ComEd Long-Term Debt                                                             $    6,497  $      869   $   5,628
                                                                                                   =========   =========    ========

Unamortized Debt Discount and Premium                                                                                           (90)
Fair Value Hedge Carrying Value Adjustment                                                                                       46
                                                                                                                            --------

           ComEd Long-Term Debt                                                                                           $   5,584
                                                                                                                            ========

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                                                 PECO Energy Company and Subsidiary Companies
                                                           Long-Term Debt By Issue
                                                             As of June 30, 2003
                                                                (in millions)


                                                             Interest     Issue        Maturity       Debt      Current   Long-Term
                          Series                               Rate        Date          Date      Outstanding  Portion     Debt
------------------------------------------------------------------------------------------------------------------------------------

First Mortgage Bonds
---------------------------------------
FMB                                                              4.7500%      9/23/02      10/1/12  $     225 $           $     225
FMB                                                              5.9500%     11/01/01     11/01/11        250                   250
FMB                                                              6.3750%     08/15/93     08/15/05         75                    75
FMB                                                              3.5000%     04/28/03     05/01/08        450                   450
                                                                                                     ---------  ---------   --------

        Total First Mortgage Bonds                                                                  $    1,000 $       -  $   1,000
                                                                                                     ---------  ---------   --------

Mortgage-Backed Pollution Control Notes
---------------------------------------
Delaware Co. 1988 Ser. A                                       var. rate     04/01/93     12/01/12 $       50  $          $      50
Delaware Co. 1988 Ser. B                                       var. rate     04/01/93     12/01/12         50                    50
Delaware Co. 1988 Ser. C                                       var. rate     04/01/93     12/01/12         50                    50
Salem Co. 1988 Ser. A                                          var. rate     04/01/93     12/01/12          4                     4
                                                                                                     ---------  ---------   --------

        Total Mortgage-Backed Pollution Control Notes                                              $       154 $          $     154
                                                                                                     ---------  ---------   --------

Pollution Control Notes
-----------------------------------------------------

Delaware Co. 1999 Ser. A                                           5.20%     10/14/99     04/01/21 $       51  $          $      51
Montgomery Co. 1999 Ser. A                                         5.20%     10/14/99     10/01/30         92                    92
Montgomery Co. 1999 Ser. B                                         5.30%     10/14/99     10/01/34         14                    14
                                                                                                     ---------  ---------   --------

        Total Pollution Control Notes                                                              $      157  $        - $     157
                                                                                                     ---------  ---------   --------

PECO Energy Transition Trust Debt (PETT)
------------------------------------------------------

1999 A-3                                                        variable     03/26/99     03/01/04 $       92  $      92  $       0
1999 A-4                                                         5.8000%     03/26/99     03/01/05        459        172        287
1999 A-5                                                        variable     03/26/99     09/01/07        139                   139
1999 A-6                                                         6.0500%     03/26/99     03/01/07        993                   993
1999 A-7                                                         6.1300%     03/26/99     09/01/08        897                   897
2000 A-3                                                         7.6250%     05/02/00     03/01/09        399                   399
2000 A-4                                                         7.6500%     05/02/00     09/01/09        351                   351
2001 A-1                                                         6.5200%     03/01/01     03/01/10        805                   805
                                                                                                     ---------  ---------   --------

        Total PECO Energy Transition Trust Debt                                                    $    4,135  $      264 $   3,871
                                                                                                     ---------  ---------   --------

Company Obligated Mandatorily Redeemable Preferred Securities
-------------------------------------------------------

PECO Energy Capital Trust IV                                       5.75%     06/24/03     06/15/33 $      100  $          $     100
                                                                                                     ---------  ---------   --------

        Total COMPRS                                                                               $      100  $        - $     100
                                                                                                     ---------  ---------   --------

Other                                                           Various                            $        1  $        0 $       1
                                                                                                     ---------  ---------   --------

Total PECO Long-Term Debt                                                                          $    5,547  $      264 $   5,283
                                                                                                     =========  =========   ========

Unamortized Debt Discount and Premium                                                                                           (10)
Notes Payable - Accounts Receivable agreement                                                                                    56
Capital Lease Obligation                                                                           $        1  $        0 $       1
                                                                                                                            --------

        PECO Long-Term Debt                                                                                               $    5,330
                                                                                                                            ========


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

                                                         Exelon Generation Company, LLC and Subsidiary Companies
                                                                         Long-Term Debt By Issue
                                                                           As of June 30, 2003
                                                                              (in millions)

                                                        Interest       Issue       Maturity       Debt        Current     Long-Term
                                Series                    Rate         Date          Date      Outstanding    Portion        Debt
------------------------------------------------------------------------------------------------------------------------------------

Senior Notes
-------------------------------

2001 Senior Unsecured Notes                                 6.95%        6/14/01     6/15/11 $         700 $          0 $      700
                                                                                               ------------ ------------ ----------


Unsecured Pollution Control Notes
-------------------------------

Montgomery Co. 2001 Ser. B                              var. rate         9/5/01     10/1/30 $          69 $          0 $       69
Delaware Co. 2001 Ser. A                                var. rate        4/25/01      4/1/21            39                      39
Montgomery Co. 2001 Ser. A                              var. rate        4/25/01     10/1/34            13                      13
Delaware Co. 1993 Ser. A                                var. rate        8/24/93      8/1/16            24                      24
Salem Co. 1993 Ser. A                                   var. rate         9/9/93      3/1/25            23                      23
Montgomery Co. 1994 Ser. A                              var. rate        2/14/95      6/1/29            83                      83
Montgomery Co. 1994 Ser. B                              var. rate         7/2/95      6/1/29            13                      13
York County 1993 Ser. A                                 var. rate        8/24/93      8/1/16            18                      18
Montgomery Co. 1996 Ser. A                              var. rate        3/27/96      3/1/34            34                      34
Montgomery Co. 2002 Ser. A                              var. rate        7/24/02     12/1/29            30                      30
Indiana Co. 2003 A                                      var. rate         6/3/03      6/1/27            17                      17
                                                                                               ------------ ------------ ----------

              Total Unsecured Pollution Control Notes                                        $         363 $          0 $      363
                                                                                               ------------ ------------ ----------

Notes Payable
-------------------------------

Exelon Boston Generating Project Construction Notes      Various         11/1/02    12/31/07 $       1,037 $      1,037 $        0
Exelon Generation Term Loan                             L + .875%       11/01/02     6/18/03           210          210          0
Limerick Turbine Note Payable (Siemens)                   7.25%         12/31/97     6/30/04             3            3          0
Notes Payable & Other                                    Various                                        51            2         49
                                                                                               ------------ ------------ ----------

              Total Notes Payable                                                            $       1,301 $      1,252 $       49
                                                                                               ------------ ------------ ----------

Total Exelon Generation Long-Term Debt                                                       $       2,364 $      1,252 $    1,112
                                                                                               ------------ ------------ ----------

Unamortized Debt Discount and Premium                                                                                           (1)
                                                                                                                         ----------

           Exelon Generation Long-Term Debt                                                                             $    1,111
                                                                                                                         ==========

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

                                         Exelon Enterprises Company, LLC and Subsidiary Companies
                                              Long-Term Debt By Issue
                                                As of June 30, 2003
                                                   (in millions)


                                                  Interest         Date      Maturity        Debt         Current        Long-Term
                        Series                      Rate          Issued       Date       Outstanding     Portion          Debt
------------------------------------------------------------------------------------------------------------------------------------

Notes - Exelon Thermal Technologies
-----------------------------------------

Guaranteed Senior Notes                                7.680%    06/25/99   06/30/23     $    11          $      0     $      11
Guaranteed Senior Notes                                9.090%    05/19/00   01/31/20          27                 1            26
                                                                                          ------------   ----------   -----------

          Total Notes - Exelon Thermal Technologies                                      $    38          $      1     $      37
                                                                                          ------------   ----------   -----------


Total Enterprises Long-Term Debt                                                         $    38          $      1     $      37
                                                                                          ------------   ----------   -----------

Unamortized Debt Discount and Premium                                                                                  $       2
Capital Lease Obligation                                                                 $     1          $      1             0
                                                                                                                       ----------

Enterprises Long-Term Debt                                                                                             $      39
                                                                                                                       ==========


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